UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☑   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

MOCON, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):

June 14, 2017

___________________

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Legal Proceedings Regarding the Merger with AMETEK, Inc.

 As previously disclosed, on April 16, 2017, MOCON, Inc., a Minnesota corporation (“MOCON”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with AMETEK, Inc., a Delaware corporation (“AMETEK”), and AMETEK Atom, Inc., a Minnesota corporation and wholly owned subsidiary of AMETEK (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into MOCON, with MOCON surviving as a wholly owned subsidiary of AMETEK (the “Merger”). On May 18, 2017, MOCON filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission for the solicitation of proxies in connection with a special meeting of MOCON’s shareholders to be held on June 21, 2017 to vote upon, among other matters, a proposal to adopt the Merger Agreement and approve the merger of Merger Sub with and into MOCON, with MOCON as the surviving corporation in the Merger.

On May 18, 2017, a purported MOCON shareholder filed a putative class action on behalf of a class of all MOCON shareholders in the United States District Court for the District of Minnesota. The case, which we refer to as the “Ellebracht Action,” is captioned, Pat Ellebracht, on behalf of himself and all others similarly situated v. MOCON, Inc., Robert L. Demorest, Robert F. Gallagher, Bradley D. Goskowicz, Tom C. Thomas, David J. Ward, Kathleen Iverson, and Paul R. Zeller. We refer to the individuals named as defendants as the “Individual Defendants.” The Ellebracht Action claims that MOCON and the Individual Defendants violated Sections 14(a) and 20(a) of the Exchange Act. The complaint seeks, among other matters, to enjoin or rescind the Merger, seeks an award of unspecified damages, attorneys’ and experts’ fees and expenses, and requests that the case be certified as a class action.

MOCON and the Individual Defendants named in the Ellebracht Action believe that the plaintiff’s claims are without merit and deny all allegations of wrongful or actionable conduct asserted in the action, and MOCON’s Board of Directors vigorously maintains that the Proxy Statement is complete and accurate in all material respects and that no further disclosure is required under applicable law.

However, solely to alleviate the costs, risks, distraction and uncertainties inherent in litigation and any potential delay of the proposed Merger, and without admitting any liability or wrongdoing, MOCON has determined to make the below supplemental disclosures to the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. The Company and the Individual Defendants have denied, and continue to deny, that they have committed or assisted others in committing any violations of law or breaches of duty to MOCON shareholders, and expressly maintain that, to the extent applicable, they complied with their fiduciary and other legal duties. Nothing in the supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and all capitalized terms used below shall have the meaning set forth in the Proxy Statement.

Supplemental Disclosures

Background of the Merger

The following disclosure supplements the discussion in the section of the Proxy Statement captioned “Background of the Merger” beginning on page 28 by adding the following sentence after the fifth sentence in the seventh full paragraph on page 29 (concerning the potential buyers):

“Each of the confidentiality agreements signed by three strategic parties, who are later referred to as Parties B, C and D, contained language providing that its respective standstill obligation was either automatically terminated, waived or otherwise ceased to be in effect once MOCON entered into a definitive agreement with respect to a transaction involving all or a controlling portion of MOCON’s equity securities or all or substantially all of MOCON’s assets such as the transaction contemplated in the Merger Agreement and/or allowed Parties B, C and D to request the Board of Directors waive the respective standstill obligation upon MOCON entering into such a definitive agreement.”

Fairness Opinion of Financial Advisor

The following disclosure supplements the discussion in the section of the Proxy Statement captioned “Fairness Opinion of Financial Advisor” beginning on page 37 by amending and restating the fifth sentence of the second paragraph under the subheading “Additional Information about Baird and Its Engagement” beginning on page 43 as follows:

“Specifically, Baird was engaged as financial advisor to Parent in connection with Parent’s acquisition of Zygo Corporation in June 2014, for which Baird was paid a transaction fee in the amount of $1.4 million.”

Certain Financial Forecasts

The following disclosure supplements the discussion in the section of the Proxy Statement captioned “Certain Financial Forecasts” beginning on page 44 by adding the following paragraph, table and footnotes after the table and footnotes ending on page 46:

“Although not included in the forecasts provided by MOCON’s senior management to Baird prior to Baird’s delivery of its fairness opinion, MOCON provides the following information with respect to the quantitative reconciliation from Net Income to both Adjusted EBIT and Adjusted EBITDA, for the benefit of MOCON’s shareholders:

	Actual				Forecast
	For this Fiscal Year Ended Dec. 31		LTM		For the Fiscal Year Ending Dec. 31
	2015	2016	3/31/2017	2017	2018	2019	2020	2021
Net Income	$2,972	$5,000	$5,383 (1)	$6,310	$7,101	$8,474	$9,634	$11,140
Certain non-recurring expenses	4,140	2,049	1,139
Interest	118	56	30	24	24	22	0	0
Income Tax	1,487	1,666	2,231	2,839	3,187	3,810	4,329	5,013
Pro Forma Adjustments(2)	N/A	N/A	N/A	925	906	915	924	933
Other	N/A	N/A	N/A	1	(14)	0	(1)	9
Adjusted EBIT(3)	$8,717	$8,771	$8,783	$10,099	$11,204	$13,221	$14,886	$17,095
% Margin	14.5%	13.9%	13.7%	14.9%	15.4%	17.0%	17.8%	19.1%
Depreciation and Amortization	$2,441	$2,556	$2,530	$2,534	$2,449	$2,376	$2,311	$2,254
Adjusted EBITDA(4)	$11,158	$11,327	$11,313	$12,633	$13,653	$15,597	$17,197	$19,350
% Margin	18.6%	17.9%	17.6%	18.6%	18.8%	20.0%	20.5%	21.7%

Adjusted EBIT (3)				$10,099	$11,204	$13,221	$14,886	$17,095
Assumed Tax Rate				35.0%	35.0%	35.0%	35.0%	35.0%
Tax-affected EBIT				$6,564	$7,282	$8,594	$9,676	$11,112
Depreciation and Amortization				$2,534	$2,449	$2,376	$2,311	$2,254
Decrease/(Increase) in Working Capital				$(1,902)	$(654)	$(982)	$(1,053)	$(1,359)
Capital Expenditures				$(1,500)	$(1,500)	$(1,500)	$(1,500)	$(1,500)
Free Cash Flow				$5,696	$7,578	$8,488	$9,434	$10,507

(all $ figures in thousands)

(1)     The net income for LTM 3/31/2017 was later adjusted for discrete tax events, including additional reserves for uncertain tax positions, and for the effects of foreign currency translation, neither adjustment was included in the forecasts.

(2)     The Pro Forma Adjustments for 2017 includes $900,000 of stock compensation and $25,000 of impairment, realignment and net gain. In the forecast for years 2018-2021, the Pro Forma Adjustments are made up entirely of stock compensation.

(3)     The non-GAAP measurement of Adjusted EBIT for 2015, 2016 and LTM 3/31/2017 is calculated by adding back to net income charges for interest, income taxes, and certain non-recurring expenses (including expenses relating to realignment, share based compensation, personnel no longer with MOCON, transaction expenses associated with the merger and certain other non-recurring items), and excluding the financial results from the operations and sale of the Microanalytics business and excluding the effects of foreign currency translation.  Forecasted Adjusted EBIT for 2017 – 2021 is calculated by adding back to forecasted net income charges for interest and income taxes.

(4)     The non-GAAP measurement of Adjusted EBITDA is calculated in the same manner as Adjusted EBIT plus adding back depreciation and amortization expenses.”

Important Additional Information

This document may be deemed to be solicitation materials in respect of the proposed Merger. In connection with the special meeting of MOCON’s shareholders to be called to consider the proposed Merger, MOCON has filed relevant materials with the SEC, including a Proxy Statement on Schedule 14A. Following the filing of the Proxy Statement with the SEC, MOCON has mailed and otherwise made available the Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed Merger. This filing does not constitute a solicitation of any vote or approval. SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY DOCUMENTS INCORPORATED BY REFERENCE IN THE PROXY STATEMENT IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MOCON FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. The Proxy Statement, the preliminary proxy statement and other relevant materials (when available), and any and all documents filed by MOCON with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, all of these materials (and all other materials filed by MOCON with the SEC) will be available at no charge via MOCON’s Investor Relations section of its website at www.mocon.com. Security holders may also obtain free copies of the documents filed by MOCON with the SEC by contacting our CFO at MOCON, Inc., 7500 Mendelssohn Avenue North, Minneapolis, MN 55428; telephone number (763) 493-6370.

Participants in the Solicitation

MOCON, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of MOCON in connection with the proposed Merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of MOCON’s shareholders in connection with the proposed Merger, and any interest they have in the proposed Merger, which may, in some cases, differ from those of MOCON’s shareholders generally, is set forth in the Proxy Statement and other relevant documents filed or to be filed with the SEC. Additional information regarding these individuals is set forth in MOCON’s proxy statement for its 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 13, 2016, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 9, 2017. These documents may be obtained for free as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the Merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “future,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) MOCON may be unable to obtain shareholder approval as required for the Merger, which may adversely affect MOCON’s business and the price of the common stock of MOCON; (2) conditions to the closing of the Merger may not be satisfied; (3) the Merger may involve unexpected costs, liabilities or delays; (4) the business of MOCON may suffer as a result of uncertainty surrounding the Merger; (5) risks that the proposed Merger disrupts current plans and operations of MOCON and potential difficulties in MOCON employee retention as a result of the transaction; (6) risks related to diverting management’s attention from MOCON’s ongoing business operations; (7) the outcome of any legal proceedings related to the Merger; (8) MOCON may be adversely affected by other economic, business, industry, and/or competitive factors; (9) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (10) the ability to recognize benefits of the Merger; (11) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all; and (12) the risks described from time to time in MOCON’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of MOCON’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, MOCON undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: June 14, 2017	By:	/s/	Robert L. Demorest
Robert L. Demorest
Chief Executive Officer